SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 28, 2003

                              INNOTRAC CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)

           Georgia                        000-23741              58-1592285
-------------------------------       ----------------      -------------------
(State or other Jurisdiction of       (Commission File         (IRS Employer
 Incorporation or Organization)            Number)          Identification No.)


         6655 Sugarloaf Parkway
             Duluth, Georgia                              30097
-----------------------------------------         ----------------------
(Address of principal executive offices)               (Zip code)

       Registrant's telephone number, including area code: (678) 584-4000

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

(a)   Financial Statements of Businesses Acquired:

      None.

(b)   Pro Forma Financial Information:

      None.

(c)   Exhibits:

Exhibit No.                             Description
-----------                             -----------
   99.1 Innotrac Corporation press release dated July 28, 2003, announcing Innotrac's financial results for the second quarter of 2003 (furnished pursuant to Item 12 of Form 8-K).

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On July 28, 2003, Innotrac Corporation ("Innotrac") issued a press release to announce its financial results for the second quarter of 2003. A copy of the press release is attached as Exhibit 99.1. The press release presents Innotrac's earnings before interest, taxes, depreciation and amortization ("EBITDA") for the second quarter of 2003, along with a reconciliation of EBITDA to net income
(loss) as presented in the condensed consolidated statement of operations.

      Management believes that presentation of non-GAAP financial measures such as EBITDA is useful because it allows investors and management to evaluate and compare Innotrac's core operating results from ongoing operations from period to period in a more meaningful and consistent manner than relying exclusively on GAAP financial measures. Non-GAAP financial measures however should not be considered in isolation or as an alternative to financial measures calculated and presented in accordance with GAAP. Because EBITDA is not a measurement determined in accordance with GAAP and is thus susceptible to varying calculations, EBITDA as used in the press release may not be comparable to other similarly titled measures used by other companies.

      As used herein, "GAAP" refers to accounting principles generally accepted in the United States.

      The information in this Report, including the Exhibit attached hereto, is furnished solely pursuant to Item 12 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  INNOTRAC CORPORATION

                                              By: /s/ David L. Gamsey
                                                  ------------------------------
                                                  David L. Gamsey
                                                  Senior Vice President,
                                                  Chief Financial Officer and
Date: July 28, 2003                               Secretary